                                                                   EXHIBIT 99.13


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "AGREEMENT") is made and entered into as of February 12, 2003, by and between VERSO TECHNOLOGIES, INC. ("GRANTOR") and CLARENT CORPORATION ("LENDER").

                                    RECITALS

         A. Concurrently herewith, Grantor and Lender are entering into a Loan and Security Agreement (the "LOAN AGREEMENT"), pursuant to which Lender has agreed to make available to Grantor certain loans (the "LOANS") on the terms and conditions set forth therein.

         B. The Loans are secured by all of Grantor's presently existing and hereafter acquired or arising personal property, including, without limitation, Grantor's intellectual property, but only to the extent that such personal property falls within the meaning of "Assets," as such term is defined in the Loan Agreement.

         C. It is a condition precedent to effectiveness of the Loan Agreement that Grantor enter into this Agreement for purposes of evidencing and perfecting Lender's security interest in, to and against Grantor's intellectual property.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor and Lender hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of the Secured Obligations, Grantor hereby grants and pledges to Lender a continuing security interest in and to Grantor's entire right, title and interest in, to and under the following, but only to the extent that such property falls within the definition of "Assets" (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                  (A) Any and all Copyrights, including, without limitation, those set forth on EXHIBIT A attached hereto and incorporated herein by this reference;

                  (B)      Any and all trade secrets;

                  (C) Any and all intellectual property rights in computer software and computer software products;

                  (D) Any and all Patents, including, without limitation, those set forth on EXHIBIT B attached hereto and incorporated herein by this reference;

                  (E) Any and all Trademarks, and the entire goodwill of the business of Grantor connected with and symbolized by all such Trademarks, including, without limitation, those set forth on EXHIBIT C attached hereto and incorporated herein by this reference;

                  (F)      All other Intellectual Property not referenced above;

                  (G) Any and all claims for damages and rights to sue on account of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (H) All rights or remedies of Grantor under contracts pursuant to which licenses or other rights to any Intellectual Property have been granted to any other Person;

                  (I) All amendments, renewals and extensions of any of the Intellectual Property; and

                  (J) All proceeds and products of the foregoing, including, without limitation, all payments under any insurance, indemnity or warranty payable in respect of any of the foregoing.

         The security interest granted hereunder is granted in conjunction with the security interests granted to Lender under the Loan Agreement. Each right, power and remedy of Lender provided for herein, in the Loan Agreement, the Purchase Agreement or the Secured Notes, and any other agreement executed in connection herewith or therewith (the "LOAN DOCUMENTS"), or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and therein. The exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Person, including Lender, of any or all other rights, powers or remedies.

         3. AUTHORIZATION AND REQUEST. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement and the security interest created hereby.

         4. COVENANTS, REPRESENTATIONS AND WARRANTIES. Grantor represents, warrants, covenants and agrees as follows:

                  (A) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Grantor is a party or by which Grantor is bound, or require the consent or approval of any third party;

                  (B) Grantor shall promptly advise Lender of any material changes in the composition of the Intellectual Property Collateral, including, without limitation, any subsequent ownership right of Grantor in or to any Intellectual Property not specified in this Agreement;

                  (C) Grantor shall: (i) protect, defend and maintain the validity and enforceability of the Intellectual Property; (ii) use its best efforts to detect infringements of the Intellectual Property and promptly advise Lender in writing of material infringements detected; and (iii) not allow any of its Intellectual Property to be abandoned, forfeited or dedicated to the public;

                  (D) This Agreement shall create in favor of Lender a valid and perfected security interest in the Intellectual Property Collateral in the United States upon making the filings referred to in SECTION 4(E) below, junior only to the security interests granted by Grantor in connection with the Senior Indebtedness;

                  (E) Except for, and upon, the filings with, as applicable, (i) the United States Patent and Trademark Office, (ii) the Register of Copyrights and (iii) the UCC Division of the applicable office of the Secretary of State, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or regulatory body is required for (1) the grant by Grantor of the security interest granted hereby or for the perfection of such security interest; (2) the execution, delivery or performance of this Agreement by Grantor; or (3) the exercise by Lender of its rights and remedies hereunder;


                  (F) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is true, correct and complete in all material respects;

                  (G) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under any such contract; and

                  (H) Upon any officer of Grantor obtaining knowledge thereof, Grantor will promptly notify Lender in writing of any event that adversely affects the value of any Intellectual Property Collateral, the ability of Grantor to dispose of any Intellectual Property Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         5. LENDER'S RIGHTS. Lender shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Agreement to take but which Grantor fails to take. Grantor shall reimburse and indemnify Lender for all costs and reasonable expenses (including attorneys' fees) incurred in the exercise of its rights under this
SECTION 5.

         6. INSPECTION RIGHTS. Grantor hereby grants to Lender and its officers, employees and agents the right to visit, during reasonable hours, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto.

         7. INDEMNITY. Grantor shall defend, indemnify and hold harmless Lender and its officers, employees and agents against: (a) all obligations, demands, claims and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Lender Expenses in any way suffered, incurred or paid by Lender as a result of or in any way arising out of, following, or consequential to transactions between Lender and Grantor whether under this Agreement, or otherwise (including reasonable attorneys' fees and expenses), except for losses caused by Lender's willful misconduct or gross negligence.

         8. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Grantor, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         9. TERMINATION OF THIS AGREEMENT. Subject to SECTION 8 above, this Agreement shall terminate upon the satisfaction in full of the Secured Obligations.

         10. AMENDMENTS. Except as otherwise provided herein, this Agreement may be amended only by a written instrument signed by both parties hereto.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

         12. CHOICE OF LAW AND VENUE. This Agreement will be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law). If any legal proceeding or other legal action relating to this Agreement is brought or otherwise initiated, the venue therefor will be the Bankruptcy Court. Borrower and Lender hereby expressly and irrevocably consent and submit to the jurisdiction of the Bankruptcy Court.

         13. SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.



                          [THE SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

GRANTOR:                                     LENDER:

VERSO TECHNOLOGIES, INC.                     CLARENT CORPORATION


By: /s/ Juliet M. Reising                    By: /s/ J.B. Weil
    ------------------------------------         -----------------------------
Name: Juliet M. Reising                      Name: James B. Weil
      ----------------------------------           ---------------------------
Title: EVP & CFO                             Title: President
      ----------------------------------           ---------------------------

Address of Grantor                           Address of Lender

400 Galleria Parkway, Suite 300              700 Chesapeake Drive
Atlanta, GA  30339                           Redwood City, CA  94063
Attn:  Juliet M. Reising                     Attn:  Legal Department
Facsimile:  (678) 589-3572                   Facsimile:  (650) 368-6327


with a copy (which shall not constitute      with a copy (which shall not
notice) to:                                  constitute notice) to:

Rogers & Hardin LLP                          Cooley Godward LLP
2700 International Tower                     Five Palo Alto Square
229 Peachtree Street NE                      3000 El Camino Real
Atlanta, GA  30303                           Palo Alto, CA  94306-2155
Attn:  Steven E. Fox and Robert C. Hussle    Attention:  Deborah J. Ludewig and
Facsimile:  (404) 525-2224                   Jennifer Fonner DiNucci
                                             Facsimile:  (650) 849-7400

                                    EXHIBIT A

                                   COPYRIGHTS


1.       REGISTERED:  List titles below or indicate "None"


   COPYRIGHT          REGISTRATION NUMBER            REGISTRATION DATE
   ---------          -------------------            -----------------
     None



2.       UNREGISTERED:  List titles below or indicate "None"

3. APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate "None"

                                    EXHIBIT B

                                     PATENTS

        PATENT                     PATENT NUMBER               ISSUE DATE
        ------                     -------------               ----------
 See Schedule 1 attached




1.       UNREGISTERED: List titles below or indicate "None"

2. APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate "None"

                                    EXHIBIT C

                                   TRADEMARKS


1.       REGISTERED:

           MARK                     REGISTRATION NUMBER          REGULATION DATE
  See Schedule 2 attached




2.       UNREGISTERED: List titles below or indicate "None"

3. APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate "None"

                                   SCHEDULE 1

                        CLARENT CORPORATION PATENT STATUS
                                25 NOVEMBER 2002


COUNTRY       SERIAL NO.        FILED                          TITLE                            ISSUANCE STATUS
-------       ----------        -----                          -----                            ---------------
   U.S.       08/907,686       08/08/97           Dynamic Forward Error Correction         Issued as U.S. Patent No.
                                                  Algorithm for Internet Telephone          6, 167,060 on 12/26/00

   U.S.       08/989,361       12/12/97            Internet Telephone System with          Issued as U.S. Patent No.
                                                      Dynamically Varying Codec             6,355,545 on 03/12/02

   U.S.       08/989,742       12/12/97                System Architecture for
                                                         Internet Telephone

   U.S.       09/130,896       08/07/98         System and Method for Real-Time Data       Issued as U.S. Patent No.
             (60/079,659)     (03/27/98)           and Voice Transmission over an           6,477,164 on 11/5/2002
                                                          Internet Network

 Germany     199 13 948.2      03/26/99         System and Method for Real-Time Data
                                                   and Voice Transmission over an
                                                          Internet Network

                                                System and Method for Real-Time Data
  Japan       82017/1999       03/25/99            and Voice Transmission over an
                                                          Internet Network

   U.S.       09/653,680       09/01/00             Interaction of VoIP Calls and
             (60/152,039)     (09/02/99)                  Cellular Networks

   U.S.       09/484,191       01/18/00                 Dynamic Call Profiler

   U.S.       09/484,356       01/18/00              Redundant State Machines in
                                                          Network Elements

   U.S.       09/733,446       12/07/00             System and Method for Roaming
                                                               Billing

   U.S.       09/826,442       04/04/01            System and Method for Real-Time
                                                      Addition of Devices to a
                                                         Subscriber Account

   U.S.       09/851,553       05/08/01           System and Method for Electronic
                                                       Transaction Settlement

   U.S.       09/993,104       11/06/01           System and Method for Dynamically
                                                 Changing Error Correction Algorithm
                                                          Redundancy Levels

                                   SCHEDULE 2

                                                            CLARENT CONFIDENTIAL


                               CLARENT CORPORATION
          U.S. AND INTERNATIONAL TRADEMARK STATUS CHART - ACTIVE MARKS
                        Status Update: September 30, 2002


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and               Argentina         Application No.            Class 9: all goods
C in Circle Design)                            2.242.071

                                             Registration No.
                                                1.816.766
[CLARENT LOGO]


CLARENT                    Australia         Registration No.           Class 9: computer systems, namely hardware and software
                                                 777531


CLARENT (and               Australia         Registration No.           Class 9: computer systems, namely hardware and
C in Circle Design)                              807442                 software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                                                        and wide area networks and global computer networks,
                                                                        and manuals sold therewith as a unit
[CLARENT LOGO]

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                       Austria

                                See
                             EUROPEAN
                             COMMUNITY
                             TRADEMARK


CLARENT (and C                Austria
in Circle Design)
                                See
                             EUROPEAN
                             COMMUNITY
                             TRADEMARK

[CLARENT LOGO]


CLARENT                       Belgium

                                See
                              EUROPEAN
                              COMMUNITY
                              TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Belgium
in Circle Design)
                              See
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK
[CLARENT LOGO]


CLARENT                    Brazil            Application No.            Class 9: computer systems, namely hardware and software
                                               821346598


CLARENT (and C             Brazil            Application No.            Class 9: computer systems, namely hardware and software
in Circle Design)                               822045591               that allow phone conversations and other voice and data
                                                                        communications in local or distant networks and in
[CLARENT LOGO]                                                          global computer networks; manuals for the
                                                                        above-mentioned computer systems sold as a unit



CLARENT                    Canada            Application No.            computer systems, namely hardware and software, that
                                                846,596                 allow phone conversations and other voice and data
                                                                        communications to take place in intranets and global
                                             Registration No.           computer networks
                                                TMA 528,570
                                                                        computer services, namely providing access to voice and
                                                                        data communications via intranet and global computer
                                                                        networks.

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Canada            Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                              1,029,475                software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                                                        and wide area networks and global computer networks,
[CLARENT LOGO]                                                          and manuals sold therewith as a unit



CLARENT                    Chile              Application No.           Class 9: computer systems, namely, hardware and
                                                  439.903               software that allow phone conversations and other voice
                                                                        and data communications to take place in local and wide
                                             Registration No.           area networks and global networks; all other products
                                                 549.960                in Class 9



CLARENT (and C             Chile             Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                               461.585                 software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks,
[CLARENT LOGO]                                   565,405                and manuals sold therewith as a unit



CLARENT                    China             Application No.            Class 9: computers; computer software (pre-recorded));
                                               9800148296               data processing equipment; connectors (data processing
                                                                        equipment); modems, computer peripheral equipment;
                                             Registration No.           transmitters (telecommunication); telephones; computer
                                                 1405341                memories

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             China             Application No.            Class 9: computer software (pre-recorded); computers;
in Circle Design)                              9900133161               computer peripheral equipment; data processing
                                                                        equipment; microprocessors; CD-ROMs; modems
[CLARENT LOGO]


CLARENT                    Denmark

                             see
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Denmark
in Circle Design)
                             see
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK
[CLARENT LOGO]

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    European          Application No.            Class 9: computer hardware and computer software;
                           Community:           550772                  communications apparatus and instruments; voice and
                                                                        data communications programs
                           Covers:
                           Austria                                      Class 16: printed matter; catalogues, brochures and
                           Belgium                                      leaflets; user and instruction manuals
                           Denmark
                           Finland                                      Class 42: computer services; research and consultancy,
                           France                                       support and maintenance services relating to computer
                           Germany                                      hardware and computer software; computer programming;
                           Greece                                       provision of access to computer databases and to voice
                           Ireland                                      and data communications via internet and global
                           Italy                                        computer networks
                           Luxembourg
                           The
                           Netherlands
                           Portugal
                           Spain
                           Sweden
                           United
                           Kingdom

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             European          Registration No.           Class 9: computer software and computer hardware;
in Circle Design)          Community:           1319557                 computer software and computer hardware that allow
                                                                        phone conversations and other voice and data
                           Covers:                                      communications to take place in local and wide area
[CLARENT LOGO]             Austria                                      networks and global computer networks; user and
                           Belgium                                      instructions manuals provided in electronic form
                           Denmark
                           Finland                                      Class 38: telecommunication services; telecommunication
                           France                                       of information, voice and data via a global computer
                           Germany                                      network; providing user access to a global computer
                           Greece                                       network; providing telecommunications connections to a
                           Ireland                                      global computer network and data bases;
                           Italy                                        telecommunication gateway services; electronic mail
                           Luxembourg                                   services
                           The
                           Netherlands                                  Class 42: computer services; research, design and
                           Portugal                                     consultancy services relating to computer hardware and
                           Spain                                        computer software; support and maintenance services
                           Sweden                                       relating to computer hardware and computer software;
                           United                                       computer programming
                           Kingdom


CLARENT                    Finland

                              see
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Finland
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    France

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK



CLARENT (and C             France
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

CLARENT                    Germany

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK

CLARENT

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Germany
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Greece

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Greece
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

CLARENT                    Hong Kong         Application No.            Class 9: computer software; computer hardware and
                                                7335/1997               software for conducting phone conversations and voice
                                                                        and data communications in intranets and global
                                             Registration No.           computer networks [as amended]
                                                11143/1999

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Hong Kong         Application No.            Class 9: electric, electronic and telecommunications
in Circle Design)                               13217/1999              apparatus and instruments; apparatus for recording,
                                                                        transmission or reproduction of sound, images or data;
                                             Registration No.           magnetic data carriers; recording discs; calculating
                                                5831/2001               machines, data processing equipment and computers;
                                                                        computer hardware, computer software, computer
                                                                        peripheral devices; computer systems, namely hardware
[CLARENT LOGO]                                                          and software, that allow phone conversations and voice
                                                                        and data communications to take place in local and wide
                                                                        area networks and global computer networks, and manuals
                                                                        sold therewith as a unit; parts and fittings for all
                                                                        the aforesaid goods; manuals in computer-readable,
                                                                        electronically readable or machine readable form for
                                                                        all the aforesaid goods


CLARENT                    Indonesia         Application No.            Class 9: Computer systems, namely hardware and software
                                               D98-19217                that allow phone conversations and other voice and data
                                                                        communications to take place in local and wide area
                                             Registration No.           networks and global networks
                                                  447426


CLARENT                    Ireland

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Ireland
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Israel            Registration No.           Class 9: computer systems, namely hardware and software
                                                123689


CLARENT (and C             Israel            Registration No.           Class 9: computer systems, namely, hardware and
in Circle Design)                               1230930                 software that allow phone conversations and other voice
                                                                        and data communications to take place in local and wide
                                                                        area networks and global computer networks


CLARENT                    Italy

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Italy
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Japan             Registration No.           Class 9: electronic machines/instruments and their
                                                4194648                 parts/fittings

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.               GOODS AND SERVICES
----                       -------            ------------               ------------------
CLARENT (and C             Japan             Application No.            Class 9: electronic machines, instruments, and their parts
in Circle Design)                                11-85688               and fittings

                                             Registration No.
                                                 4414987


CLARENT                    Luxembourg

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Luxembourg
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Malaysia          Application No.            Class 9: computer systems, namely hardware and software
                                                99/00144

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Malaysia          Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                                99/09250               software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
[CLARENT LOGO]                                                          and wide area networks and global computer networks,
                                                                        and manuals sold therewith as a unit


CLARENT                    Mexico            Registration No.           Class 9: computer systems, namely hardware and software
                                                 603643


CLARENT (and C             Mexico            Application No.            Class 9: computer systems, namely, hardware and
in Circle Design)                                392033                 software that allow phone conversations and other voice
                                                                        and data communications to take place in local and wide
                                             Registration No.           area networks and global computer networks, and manuals
                                                  638888                sold therewith as a unit; computers, computer software,
[CLARENT LOGO]                                                          computer equipment and parts therefor; computer systems


CLARENT                        The
                           Netherlands

                               SEE
                            EUROPEAN
                            COMMUNITY
                            TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C                 The
in Circle Design)          Netherlands

                               SEE
                            EUROPEAN
                            COMMUNITY
[CLARENT LOGO]              TRADEMARK


CLARENT                    New Zealand       Registration No.           Class 9: computer systems, namely hardware and software
                                                  300995


CLARENT (and C in          New Zealand       Registration No.           Class 9: computer systems, namely hardware and
Circle Design)                                    316449                software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                                                        and wide area networks and global computer networks,
                                                                        and manuals sold therewith as a unit


CLARENT (and C             Norway            Application No.            Class 9: computer systems, namely hardware and software
in Circle Design)                                1999 09625             that allow phone conversations and other voice and data
                                                                        communications to take place in local and wide area
                                             Registration No.           networks and global computer networks, and manuals sold
                                                 208209                 therewith as a unit


                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Portugal

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Portugal
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Singapore         Registration No.           Class 9: computer systems, namely hardware and
                                               T97/06204C               software, that allow phone conversations and other
                                                                        voice and data communications to take place in
                                                                        intranets and global computer networks.


CLARENT (and C             Singapore         Registration No.           Class 9: computer systems, namely hardware and software
in Circle Design)                              T99/10412F               that allow phone conversations and other voice and data
                                                                        communications to take place in local and wide area
[CLARENT LOGO]                                                          networks and global computer networks.

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    South Korea       Application No.            Class 9: computer systems, namely hardware and software
                                             40-1999-0024824

                                             Registration No.
                                                 470823


CLARENT (and C             South Korea       Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                            40-1999-0035880            software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks;
                                                 447324                 recorded computer software and recorded computer
[CLARENT LOGO]                                                          programs


CLARENT                    Spain

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Spain
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Sweden

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Sweden
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT (and C             Switzerland       Registration No.           Class 9: scientific, nautical, surveying, electric,
in Circle Design)                                 469,508               photographic, cinematographic, optical, weighing,
                                                                        measuring, signalling, checking (supervision),
                                                                        life-saving and teaching apparatus and instruments,
                                                                        apparatus for recording, transmission or reproduction
                                                                        of sound or images; magnetic data carriers, recording
                                                                        discs; automatic vending machines and mechanisms for
                                                                        coin-operated apparatus; cash registers, calculating
                                                                        machines, data processing equipment and computers; fire
                                                                        extinguishing apparatus; computer systems, namely
                                                                        hardware and software that allow phone conversations
                                                                        and other voice and data communications to take place
[CLARENT LOGO]                                                          in local and wide area networks and global computer
                                                                        networks

                                                                        Class 16: manuals

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Taiwan            Application No.            Class 9: computer systems, namely modems, computer
                                                 87054091               software, computers, light pens, diskettes, optical
                                                                        disks, computer keyboards, card punchers, card readers,
                                             Registration No            readers, printers, disk drives, memory,
                                                 881294                 micro-computers, computer mainframes, computer mice,
                                                                        microprocessors, information storage, bar code
                                                                        scanners, read-only storage, central processors, disk
                                                                        drivers, data readers, computer plotters, program
                                                                        designing devices, printer buffers, computer
                                                                        information editors, computer programs, computerized
                                                                        touch sensor input devices, program cassettes for TV
                                                                        video games, cleaning disks for disk drive heads,
                                                                        magnetic identification cards, credit cards, telephone
                                                                        cards, teller machine banking cards and financial
                                                                        cards, disk cases, dust-proof covers for computers,
                                                                        disk organizers, keyboard dust covers, printer ink
                                                                        cartridges, printer toner cartridges, chips,
                                                                        semiconductors, integrated circuits, Chinese character
                                                                        cards, shadow masks, masks, network cards, electric
                                                                        circuit boards, interface cards, micro-circuits,
                                                                        printed circuit boards, printed circuit substrates,
                                                                        integrated circuit sockets


CLARENT (and C             Taiwan            Application No.            Class 9: computer systems, namely hardware including
in Circle Design)                               88047039                modems, computers, light pens, diskettes, optical
                                                                        disks, computer keyboards, card punchers, card readers,
                                             Registration No.           readers, printers, disc drives, memory,
                                                  925047                micro-computers, computer mainframes, computer mouse,
                                                                        micro-processors, information storage, bar code
                                                                        scanners, read-only storage, central processors, disc
                                                                        drivers, data readers, computer plotters, program
                                                                        design devices, printer buffers, computer information
[CLARENT LOGO]                                                          editors, computer programs, computerized touch sensor
                                                                        input devices, program cassettes for TV video games,
                                                                        cleaning discs for disc drive heads, magnetic
                                                                        identification cards, credit cards, telephone cards,
                                                                        teller machine banking cards and financial cards, disc
                                                                        cases, dust-proof covers for computers, disc
                                                                        organizers, keyboard dust covers, printer ink
                                                                        cartridges, printer toner cartridges, chips,
                                                                        semiconductors integrated circuits, Chinese character
                                                                        cards, shadow marks, masks, network cards, electric
                                                                        circuit boards, interface cards, micro-circuits,
                                                                        printed circuit boards, printed circuit substrates,
                                                                        integrated circuit sockets; computer software

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    United            Registration No.           Class 9: computer hardware and computer software;
                           Kingdom              2134371                 communications apparatus and instruments; voice and
                                                                        data communications programs; user and instruction
                                                                        manuals sold with the aforesaid goods

                                                                        Class 42: computer services; research and consultancy,
                                                                        support and maintenance services relating to computer
                                                                        hardware and computer software; computer programming;
                                                                        provision of access to computer databases and to voice
                                                                        and data communications via internet and global
                                                                        computer networks


CLARENT (and C             United
in Circle Design)          Kingdom

                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    United States     Application No.            Class 9: computer systems, namely, hardware and
                                                 75/267,668             software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks
                                                2,232,795

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             United States     Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                              75/666,101               software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks
[CLARENT LOGO]                                  2,391,119


                                                            CLARENT CONFIDENTIAL

 MARK/FILING                                  APPLICATION/
CORRESPONDENT              COUNTRY            REGISTRATION                               CLASS/GOODS/SERVICES
-------------              -------            ------------                               --------------------
ACT NETWORKS               United            Application No.            Class 9: computer hardware and software for operating wide
                           States              74/577,761               area networks
Merger documents (CA
to DE corporation)                           Registration No.
recorded 07/23/01                               2,041,016


ACT NETWORKS                United           Application No.            Class 9: computer hardware and software for operating wide
AND DESIGN                  States             74/577,529               area networks
                           Reg. Cert.
                                             Registration No.
[ACT NETWORKS LOGO]                              2,072,183


NETPERFORMER                United           Application No.            Class 9: computer hardware and computer software for
                            States             75/120,885               use in the management and integration of voice,
                           Reg. Cert.                                   facsimile, data, and Ian input and instructional
                                             Registration No.           manuals provided therewith
                                                2,128,248



SKYPERFORMER                United           Application No.            Class 9: frame relay access devices comprised of
                            States              75/863,491              hardware and software for use in transporting
                                                                        compressed voice, fax and modem traffic over satellite
                                                                        networks